UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2006

CHINA NATURAL GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31539	98-0231607
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Tang Xing Shu Ma Building, Suite 418
Tang Xing Road
Xian High Tech Area
Xian, Shaanxi Province
China
(Address of principal executive offices) (zip code)

86-29-88323325
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

China Natural Gas, Inc. expects to make a presentation concerning its business to potential business partners. The materials to be utilized during the presentation is filed as Exhibit 99.1 to, and incorporated by reference in, this report. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in its presentation. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Presentation Materials of China Natural Gas, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NATURAL GAS, INC.

Dated: July 10, 2006	By:	/s/ QINAN JI
Qinan Ji,
Chief Executive Officer